ANCHOR SERIES TRUST
ASSET ALLOCATION PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
GOVERNMENT AND QUALITY BOND PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
MONEY MARKET PORTFOLIO
MULTI-ASSET PORTFOLIO
NATURAL RESOURCES PORTFOLIO
STRATEGIC MULTI-ASSET PORTFOLIO
(each, a “Portfolio” and collectively, the “Portfolios”)
Supplement To Prospectus and Statement of Additional Information
Dated May 2, 2011
On June 15, 2011, the Board of Trustees (the “Board”) of Anchor Series Trust (the “Trust”) approved a number of items designed to streamline and increase flexibility of the operations and otherwise modernize the Trust and its Portfolios, and authorized seeking shareholder approval of those items where shareholder approval is required. In particular, shareholder approval will be sought with respect to a proposal to amend and restate the Trust’s Declaration of Trust; adopt a “manager-of-managers” arrangement for certain Portfolios, pursuant to which SunAmerica Asset Management Corp., the Portfolios’ investment adviser, will be permitted to retain subadvisers for the applicable Portfolios without shareholder approval; and changes to certain fundamental policies of certain Portfolios. None of the proposed fundamental policy changes are expected to change in any material respect the manner in which the Portfolios are managed or their risk profiles. In addition, the Board approved a plan of liquidation for the Money Market Portfolio, subject to shareholder approval.
The Board has called a joint special meeting of shareholders (the “Meeting”) of each of the Portfolios to be held on September 26, 2011 for the purpose of voting on these proposals and electing Trustees to the Board. Contract owners as of July 29, 2011 will receive a proxy statement and other proxy materials discussing these matters and seeking voting instructions. If approved by shareholders, all the proposals other than the proposal to liquidate the Money Market Portfolio would take effect immediately following the Meeting. If approved, the liquidation of the Money Market Portfolio would occur on or about November 18, 2011.
Date: June 24, 2011
Versions: Class 1; Class 2; and Class 3.
Please retain this supplement for future reference